UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2019

KALEIDO BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38822	47-3048279
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Hayden Avenue Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 674-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	KLDO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director and Appointment of New Director

On September 25, 2019, upon the recommendation of its Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of Kaleido Biosciences, Inc. (the “Company”) appointed Jean Mixer to join the Board, effective as of September 30, 2019. The Board determined that Ms. Mixer is independent under the listing standards of Nasdaq and the Company’s corporate governance guidelines. Ms. Mixer will serve as a Class II director with a term expiring at the annual meeting of stockholders to be held in 2021. Ms. Mixer was also appointed to serve on the Audit Committee of the Board and the Compensation Committee of the Board. Effective as of September 30, 2019, the Audit Committee of the Board will be composed of Ms. Mixer, Grady Burnett and Theo Melas-Kyriazi, the Compensation Committee of the Board will be composed of Ms. Mixer, Theo Melas-Kyriazi and Anthony Quinn, M.D., Ph.D., and the composition of the Nominating and Corporate Governance Committee remains unchanged.

As a non-employee director, Ms. Mixer will receive cash compensation and an equity award for her Board service in accordance with the Company’s non-employee director compensation policy. Ms. Mixer is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Ms. Mixer and any other persons pursuant to which she was selected as a director. In addition, Ms. Mixer will enter into an indemnification agreement with the Company consistent with the form of indemnification agreement entered into between the Company and its existing non-employee directors.

On September 30, 2019, the Company issued a press release announcing the changes to the composition of its Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Exhibits

99.1	Press Release issued by the Company on September 30, 2019, furnished hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kaleido Biosciences, Inc.

Date: September 30, 2019	By:	/s/ Alison Lawton
Alison Lawton
Chief Executive Officer and President